UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): November 3, 2005




                        Pioneer Natural Resources Company
             ------------------------------------------------------
             (Exact name of Registrant as specified in its charter)



          Delaware                    1-13245               75-2702753
----------------------------        ------------        -------------------
(State or other jurisdiction        (Commission          (I.R.S. Employer
      of incorporation)             File Number)        Identification No.)



5205 N. O'Connor Blvd., Suite 900, Irving, Texas               75039
------------------------------------------------            -----------
   (Address of principal executive offices)                 (Zip Code)


                                 (972) 444-9001
              ----------------------------------------------------
              (Registrant's telephone number, including area code)



                                 Not applicable
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

| | Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)
| | Soliciting  material pursuant to Rule  14a-12 under the Exchange Act (17 CFR
    240.14a-12)
| | Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))
| | Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

                        PIONEER NATURAL RESOURCES COMPANY

                                TABLE OF CONTENTS


                                                                        Page


Item 2.02.  Results of Operations and Financial Condition.............    3

Item 9.01.  Financial Statements and Exhibits

            (c)   Exhibits............................................    3

Signature.............................................................    4

Exhibit Index.........................................................    5

                        PIONEER NATURAL RESOURCES COMPANY


Item 2.02.   Results of Operations and Financial Condition

     The information in this document includes forward-looking statements that are made pursuant to the Safe Harbor Provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements and the business prospects of Pioneer Natural Resources Company (the "Company") are subject to a number of risks and uncertainties, which may cause the Company's actual results in future periods to differ materially from the forward-looking statements. These risks and uncertainties include, among other things, volatility of oil and gas prices, product supply and demand, competition, the ability to obtain environmental and other permits and the timing thereof, other government regulation or action, international operations and associated international political and economic instability, litigation, the costs and results of drilling and operations, availability of drilling equipment, the Company's ability to replace reserves, implement its business plans, or complete its development projects as scheduled, access to and cost of capital, uncertainties about estimates of reserves, quality of technical data, environmental and weather risks, acts of war or terrorism. These and other risks are described in the Company's 2004 Annual Report on Form 10-K and Quarterly Reports on Form 10-Q that are available from the Company or the United States Securities and Exchange Commission.

     On November 3, 2005, the Company issued a news release with financial statements and schedules that are attached hereto as exhibit 99.1. In the news release, the Company announced financial and operating results for the quarter ended September 30, 2005, provided an operations update and provided the Company's fourth quarter financial outlook based on current expectations.

Item 9.01.   Financial Statements and Exhibits

      (c)    Exhibits

             99.1 News Release and Schedules Attached to News Release dated November 3, 2005.

                       PIONEER NATURAL RESOURCES COMPANY

                                S I G N A T U R E


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       PIONEER NATURAL  RESOURCES COMPANY


Date:  November 3, 2005                By:   /s/ Darin G. Holderness
                                           -----------------------------------
                                            Darin G. Holderness
                                            Vice President and
                                            Chief Accounting Officer

                       PIONEER NATURAL RESOURCES COMPANY

                                  EXHIBIT INDEX



Exhibit  No.        Description
------------        -----------

  99.1(a) News Release and Schedules Attached to News Release dated November 3, 2005.


-------------
(a) filed herewith